SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                 Date of Report:  April 16, 1997



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303        31-0345740
(State or other jurisdiction (Commission File    (IRS Employer
of incorporation)               Number)                Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Item 5.   Other Events
-------   ------------
          On March 26, 1997, the Company filed a Certificate of Amendment with the Ohio Secretary of State amending and restating its Amended Articles of Incorporation in the form attached hereto as Exhibit
          3(a).

          On April 16, 1997, the Company released its earnings for the first quarter 1997 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c)  Exhibits

          3(a) Certificate of Amendment filed with the Ohio
               Secretary of State on March 26, 1997, including amended and restated Amended Articles of Incorporation

          99.1 Other Exhibits--Earnings Release for First
               Quarter 1997

                            SIGNATURE
                           ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.


April 16, 1997                     By (Paul W. Heldman)
                                       Paul W. Heldman
                                       Vice President,
                                       Secretary and
                                       General Counsel

                          EXHIBIT INDEX
                         --------------

Exhibit
-------


3(a)      Certificate of Amendment filed with the Ohio
          Secretary of State on March 26, 1997, including amended and restated Amended Articles of Incorporation

99.1      Other Exhibits--Earnings Release for First Quarter
          1997